Other liabilities	12 Months Ended
Jun. 30, 2023
Liabilities Other
Other liabilities

24.    Other liabilities

Other current liabilities consist of the following:

	As of June 30,
(in € thousands)	2022	2023
Personnel-related liabilities	6,940	5,821
Customer returns	16,628	19,580
Liabilities from sales tax	10,596	—
Liabilities against brand partners	13,208	21,001
Accrued expenses & other liabilities	27,516	32,523
	74,889	78,924

As of June 30, 2023, the customer returns increased due to higher volume in sales and backlog as of year-end in processing customer returns. Additionally, liabilities from sales tax have been reclassified under other assets, due to the change of how invoices for CPM products are being processed. The liabilities against brand partners increased due to the higher volume in CPM transactions.